UNITED STATES SECURITIES AND EXCHANGE COMMISSION WASHINGTON, DC 20549
FORM 8-K CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 24, 2008
SeaBright Insurance Holdings, Inc. (Exact name of registrant as specified in its charter)
Delaware (State or other jurisdiction of incorporation or organization	000-51124 (Commission File Number)	56-2393241 (IRS Employer Identification No.)
1501 4th Avenue, Suite 2600 Seattle, Washington 98101 (Address of Principal executive offices, including Zip Code)
206-269-8500 (Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On October 24, 2008, SeaBright Insurance Holdings, Inc. (the “Company”) issued a press release announcing that it has been authorized by the New York Stock Exchange (“NYSE”) to trade on the NYSE. The Company expects to begin trading on the NYSE on November 6, 2008 under the stock symbol “SBX”. The Company will continue to trade on the NASDAQ Global Select Market until that time under the symbol “SEAB”.

On October 24, 2008, the Company informed the NASDAQ Global Select Market of its intention to transfer the listing to the NYSE and to cease trading on the NASDAQ Global Select Market effective as of the market close on November 5, 2008.

A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits

Exhibit No.	Description
99.1	Press release issued by SeaBright Insurance Holdings, Inc. on October 24, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SEABRIGHT INSURANCE HOLDINGS, INC.

By:	/s/ John G. Pasqualetto
John G. Pasqualetto
Chairman, President and Chief Executive Officer

October 24, 2008